Exhibit 99.1
                                                                   ------------

                                            FOR FURTHER INFORMATION CONTACT:

                                            Daniel J. Hogarty, Jr.
                                            Chairman of the Board
                                            President & Chief Executive Officer
                                            (518) 270-3312

                                            David J. DeLuca
                                            Senior Vice President &
                                            Chief Financial Officer
                                            (518) 270-3206
FOR IMMEDIATE RELEASE
January 23, 2002

                   TROY FINANCIAL ANNOUNCES 30.8% INCREASE IN

                   FIRST QUARTER OPERATING EARNINGS PER SHARE


TROY, NY - Troy Financial Corporation (NASDAQ: TRYF), holding company for The Troy Savings Bank and The Troy Commercial Bank, today reported operating earnings per diluted share of $.34 for the quarter ended December 31, 2001, an increase of 30.8% compared to the operating earnings per diluted share of $.26 reported in the three months ended December 31, 2000. Operating earnings for the quarter were $3.1 million, up $674 thousand or 27.8% from the $2.4 million in the comparable period of the prior fiscal year. The Company's strong results this quarter are primarily the result of higher net interest income driven by an increase in the net interest margin, and a higher volume of average earning assets. In addition, results for the quarter ended December 31, 2001, exclude amortization of goodwill. Amortization of goodwill amounted to $225 thousand, or $.02 per diluted share in the quarter ended December 31, 2000. Reported operating earnings for the three months ended December 31, 2000 exclude $1.2 million, or $.13 per diluted share, of after-tax merger related integration costs from the acquisition of Catskill Financial Corporation on November 10, 2000.


Highlights for the quarter ended December 31, 2001 included:

    o Net interest income on a tax-equivalent basis was up $348 thousand, or 3.4% from the previous quarter, and up $1.2 million, or 12.2% over the comparable period of the prior fiscal year.

    o Net interest margin was 4.28%, up 16 basis points from the previous quarter as the Company aggressively re-priced its deposits, primarily its certificates of deposit ("CD's").

    o Asset quality remained stable, as non-performing assets were $3.6 million or .32% of total assets at December 31, 2001, compared to $3.5 million, or .30% of total assets at September 30, 2001. Net charge-offs for the quarter ended December 31, 2001, were an annualized .15% of average loans.

In addition, Troy Financial continued its program of active capital management to increase shareholder value. During the quarter, the Company repurchased 109,815 shares of stock at a cost of $2.5 million, representing approximately
 .9% of the total shares issued in the Company's 1999 initial public offering. Furthermore in November, Troy Financial increased the cash dividend on its common stock to $.12 per share, an increase of 20% from the previous quarter. This was the second dividend increase approved in 2001 and the fifth increase since Troy Financial began paying dividends in November 1999.

Daniel J. Hogarty Jr., Chairman, President and CEO of Troy Financial said, "We are pleased with our operating results for the quarter, especially the improvement in our margin and our stable asset quality. We continue to make excellent progress in transforming Troy Savings into a full-service commercial like bank. Business customers and individuals are offered an increasingly diverse array of financial products and services. Commercial loans now represent over half of our loan portfolio. We were also successful in growing core deposits - another strategic goal - to over 60% of total deposits."

Operating earnings on a cash basis were $.39 per diluted share for the quarter ended December 31, 2001, an increase of $.10 per share or 34.5% over the comparable period of the prior fiscal year. Cash earnings exclude the non-cash expenses related to the Company's Employee Stock Ownership Plan ("ESOP") and the amortization of restricted stock awards, all net of applicable income tax benefits. Cash earnings provide additional funding, which the Company can use to fund share repurchases, dividends and asset growth. Since the Company recognizes ESOP expense based on the average market value of its stock, reported earnings will be impacted by changes in the Company's stock price; however cash earnings, will not.

COMPARISON OF FIRST QUARTER OPERATING RESULTS TO PRIOR YEAR

Net interest income on a tax-equivalent basis was $10.7 million for the quarter ended December 31, 2001, compared to $9.5 million, an increase of $1.2 million, or 12.2%. The increase was principally volume related, with average earning assets up $85.8 million, or 9.5%, primarily from the Catskill acquisition. Net interest income also improved as the net interest margin increased to 4.28%, up 10 basis points from the comparable period of the prior fiscal year. The increase was principally from a 35 basis point improvement in the net interest spread to 3.84%. Aggressive re-pricing of deposits, especially CD's, reduced the Company's cost of funds by 101 basis points, more than offsetting the decrease in the yield on average earning assets of 66 basis points. The Company expects its net interest margin to increase modestly over the next quarter, due to the maturity of higher-cost borrowings. The Company also expects to reduce its cost of funds, as approximately $96.7 million of CD's will be re-pricing over the next three months at lower rates.

The Company's provision for loan losses was $366 thousand for the three months ended December 31, 2001, unchanged from the quarter ended December 31, 2000. Net charge-offs were $296 thousand, or an annualized .15% of average loans for the three months ended December 31, 2001, compared to $228 thousand in the same three-month period of 2000 which represented .13% of average loans. The allowance for loan losses at December 31, 2001 was $14.4 million, or 1.89% of period end loans, compared to $14.3 million or 1.88% of period end loans at September 30, 2001. Non-performing loans were $3.4 million, or .45% of total loans, up slightly from the $3.2 million or .43% of loans at September 30, 2001. The allowance for loan losses as a percentage of non-performing loans was 419.30% at December 31, 2001.

Non-interest income was $1.5 million, up $362 thousand, or 32.0% from the comparable period of the prior fiscal year, which included a $174 thousand gain on the sale of a partnership interest. The increase was principally from the acquisition of Catskill Financial and the net increase in gains (losses) on security and mortgage loan sales of $259 thousand. Service charges on deposits were $467 thousand, up $113 thousand or 31.9% from the comparable period. This increase was principally due to the Catskill acquisition. Trust fees were $237 thousand, up $41 thousand, or 20.9% from the comparable period, due principally to estate settlement fees. Other income included $102 thousand in fees earned on annuity sales in the three months ended December 31, 2001, as the Company expanded its product offering and concluded the training of its branch staff; fees in the prior period were nominal.

Non-interest expenses were $6.8 million for the three months ended December 31, 2001, down $1.5 million, or 17.8%, primarily due to $2.0 million of merger related integration costs that were included in the comparable period of the prior fiscal year, as well as the fact that the Company is no longer amortizing goodwill. Effective July 1, 2001, the Financial Accounting Standards Board approved rules on goodwill and other intangible assets under which the Company no longer has to amortize goodwill, but will be subject to impairment testing annually. The Company adopted the new standard on October 1, 2001; consequently it no longer amortizes goodwill and has determined that there was no impairment of its existing goodwill totaling $30.9 million at December 31, 2001. Excluding these items, non-interest expense was up $730 thousand, or 12.1%, primarily from the on-going costs associated with Catskill Financial's seven full-service branch offices being included for the full period this fiscal year, as compared to only a partial quarter in the prior fiscal year. The Company also experienced a $183 thousand increase in ESOP- related compensation costs, due to the higher average market price of its stock during the period.

Troy Financial Corporation, headquartered in Troy, New York, is the holding company for The Troy Savings Bank and The Troy Commercial Bank. Founded in 1823, The Troy Savings Bank is the oldest state chartered savings bank in New York State. Troy Financial is a full-service financial services company and The Troy Savings Bank is one of the leading community banks in New York's Capital Region. It offers a wide variety of business, retail and municipal banking products as well as a full range of trust, insurance, and investment services. The Company's primary sources of funds are deposits and borrowings, which it uses to originate residential and commercial real estate mortgages, commercial business loans, and consumer loans throughout its primary market area consisting of eight New York counties: Albany, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren and Washington. Troy Financial Corporation is traded on the Nasdaq Stock Market under the ticker symbol "TRYF." The Bank's web site is www.troysavingsbank.com.


Statements contained in this news release contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs of management as well as assumptions made using information currently available to management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions. These risks and uncertainties include among others, the impact of changes in market interest rates and general economic conditions, changes in government regulations, changes in accounting principles and the quality or composition of the loan and investment portfolios. Therefore, actual future results may differ significantly from results discussed in the forward-looking statements due to a number of factors, which include, but are not limited to, factors discussed in the documents filed by the Company with the Securities and Exchange Commission from time to time.


                                       ###
                           Troy Financial Corporation
                             Second & State Streets
                              Troy, New York 12180


================================================================================

                           TROY FINANCIAL CORPORATION
                   SELECTED CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)



SELECTED CONSOLIDATED FINANCIAL                               AT DEC 31,               AT SEPT 30,             AT JUNE 30,
CONDITION DATA                                                   2001                     2001                     2001
--------------                                              ----------------          --------------          ---------------
                                                                                                           (Dollars in thousands)
Total assets                                                $     1,106,045           $   1,161,578           $    1,086,974
Earning assets (at amortized cost)                                1,006,525               1,061,579                  988,214
Loans receivable                                                    761,189                 760,783                  767,791
Allowance for loan losses                                            14,403                  14,333                   14,310
Securities available for sale (at fair value)                       243,519                 248,469                  199,045
Investment securities held to maturity
  (at amortized cost)                                                 1,070                   2,130                    2,180
Cash & cash equivalents                                              25,735                  74,618                   36,525
Loans held for sale                                                   1,507                   1,748                    7,443
Goodwill and other intangibles, net                                  31,255                  31,267                   31,683
Deposits                                                            803,497                 808,518                  803,624
Borrowings                                                          112,575                 162,971                   87,903
Shareholders' equity                                                165,780                 164,746                  166,206





SELECTED CONSOLIDATED FINANCIAL                                 AT MAR 31,               AT DEC 31,
CONDITION DATA                                                     2001                     2000
--------------                                                 --------------          ----------------

Total assets                                                   $   1,073,659           $     1,152,046
Earning assets (at amortized cost)                                   973,484                 1,048,541
Loans receivable                                                     752,160                   761,175
Allowance for loan losses                                             14,238                    14,213
Securities available for sale (at fair value)                        208,505                   275,705
Investment securities held to maturity
  (at amortized cost)                                                  2,221                     2,268
Cash & cash equivalents                                               30,676                    31,120
Loans held for sale                                                    3,422                     2,765
Goodwill and other intangibles, net                                   32,099                    32,514
Deposits                                                             793,298                   781,934
Borrowings                                                            92,858                   176,746
Shareholders' equity                                                 168,302                   169,241





                                                                                      AT OR FOR THE THREE MONTHS ENDED
                                                            ------------------------------------------------------------------------
SELECTED CONSOLIDATED                                           DEC 31,                 SEPT 30,                 JUNE 30,
OPERATING DATA                                                   2001                     2001                     2001
--------------                                              ----------------          --------------          ---------------
                                                                 (Dollars in thousands, except for share and per share amounts)
Interest and dividend income                                $        17,091           $      17,642           $       18,118
Interest expense                                                      6,865                   7,744                    8,314
                                                            ----------------          --------------          ---------------
     Net interest income                                             10,226                   9,898                    9,804
Provision for loan losses                                               366                     366                      366
                                                            ----------------          --------------          ---------------
     Net interest income after
       provision for loan losses                                      9,860                   9,532                    9,438
                                                            ----------------          --------------          ---------------
Non-interest income:
     Service charges on deposits                                        467                     415                      419
     Trust service fees                                                 237                     247                      186
     Net gains (losses) from securities                                  13                       7                       66
     Net gains (losses) from mortgage loan sales                         28                      83                     (14)
     Other                                                              749                     639                      778
                                                            ----------------          --------------          ---------------
Total non-interest income                                             1,494                   1,391                    1,435
                                                            ----------------          --------------          ---------------
Non-interest expenses:
     Compensation and benefits                                        4,072                   3,767                    3,750
     Occupancy and equipment                                            832                     854                      833
     Data processing                                                    533                     443                      506
     Other real estate owned                                              3                      46                       41
     Goodwill and intangibles amortization                               12                     416                      416
     Merger related integration costs                                     -                       -                        -
     Other                                                            1,301                   1,341                    1,433
                                                            ----------------          --------------          ---------------
Total non-interest expenses                                           6,753                   6,867                    6,979
                                                            ----------------          --------------          ---------------
Income before income tax expense                                      4,601                   4,056                    3,894
Income tax expense                                                    1,502                   1,388                    1,272
                                                            ----------------          --------------          ---------------
Net income                                                  $         3,099           $       2,668           $        2,622
                                                            ================          ==============          ===============

Net interest income on a tax equivalent basis               $        10,696           $      10,348           $       10,266

PER SHARE DATA:
Shares outstanding at period-end                                  9,770,014               9,848,309               10,064,509
Weighted average shares outstanding - basic                       8,711,740               8,778,688                9,027,504
Weighted average shares outstanding - diluted                     9,189,030               9,265,465                9,417,648
Basic earnings per share                                    $          0.36           $        0.30           $         0.29
Diluted earnings per share                                  $          0.34           $        0.29           $         0.28
Book value per share                                        $         16.97           $       16.73           $        16.51
Tangible book value per share                               $         13.77           $       13.55           $        13.37
Market price at period end                                  $         24.80           $       21.14           $        18.26
Cash dividends paid per share                               $          0.12           $        0.10           $         0.10






                                                             -------------------------------------------
SELECTED CONSOLIDATED                                             MAR 31,                  DEC 31,
OPERATING DATA                                                     2001                     2000
--------------                                                 --------------          ----------------

Interest and dividend income                                   $      18,384           $        17,069
Interest expense                                                       8,637                     8,014
                                                               --------------          ----------------
     Net interest income                                               9,747                     9,055
Provision for loan losses                                                400                       366
                                                               --------------          ----------------
     Net interest income after
       provision for loan losses                                       9,347                     8,689
                                                               --------------          ----------------
Non-interest income:
     Service charges on deposits                                         423                       354
     Trust service fees                                                  210                       196
     Net gains (losses) from securities                                   21                     (199)
     Net gains (losses) from mortgage loan sales                          18                      (19)
     Other                                                               603                       800
                                                               --------------          ----------------
Total non-interest income                                              1,275                     1,132
                                                               --------------          ----------------
Non-interest expenses:
     Compensation and benefits                                         3,686                     3,574
     Occupancy and equipment                                             907                       717
     Data processing                                                     485                       435
     Other real estate owned                                              79                      (45)
     Goodwill and intangibles amortization                               416                       237
     Merger related integration costs                                      -                     1,972
     Other                                                             1,250                     1,330
                                                               --------------          ----------------
Total non-interest expenses                                            6,823                     8,220
                                                               --------------          ----------------
Income before income tax expense                                       3,799                     1,601
Income tax expense                                                     1,249                       367
                                                               --------------          ----------------
Net income                                                     $       2,550           $         1,234
                                                               ==============          ================

Net interest income on a tax equivalent basis                  $      10,250           $         9,531

Per Share Data:
Shares outstanding at period-end                                  10,252,047                10,494,597
Weighted average shares outstanding - basic                        9,202,282                 9,296,248
Weighted average shares outstanding - diluted                      9,491,217                 9,486,495
Basic earnings per share                                       $        0.28           $          0.13
Diluted earnings per share                                     $        0.27           $          0.13
Book value per share                                           $       16.42           $         16.13
Tangible book value per share                                  $       13.29           $         13.03
Market price at period end                                     $       15.38           $         13.88
Cash dividends paid per share                                  $        0.08           $          0.08





                                                                                      THREE MONTHS ENDED
                                                            ------------------------------------------------------------------------
SELECTED CONSOLIDATED AVERAGE                                   DEC 31,                 SEPT 30,                 JUNE 30,
FINANCIAL CONDITION DATA                                         2001                     2001                     2001
------------------------                                    ----------------          --------------          ---------------
                                                                                                           (Dollars in thousands)
Loans                                                       $       759,175           $     764,550           $      760,462
Loans held for sale                                                   1,724                   5,446                    6,547
Securities available for sale
  (at amortized cost)                                               226,004                 188,590                  202,257
Investment securities held to maturity
  (at amortized cost)                                                 1,727                   2,159                    2,205
Other earning assets                                                  2,134                  36,299                    7,459
                                                            ----------------          --------------          ---------------
Total earning assets                                                990,764                 997,044                  978,930
Other assets, net                                                    95,343                  94,962                   95,331
                                                            ----------------          --------------          ---------------
Total assets                                                $     1,086,107           $   1,092,006           $    1,074,261
                                                            ================          ==============          ===============

Interest-bearing deposits                                   $       738,461           $     755,468           $      743,369
Securities sold u/a to repurchase                                    13,546                  12,951                   12,434
Short-term borrowings                                                29,486                  27,470                   27,852
Long-term borrowings                                                 57,663                  50,000                   50,000
                                                            ----------------          --------------          ---------------
Total interest-bearing liabilities                                  839,156                 845,889                  833,655
Non-interest-bearing deposits                                        61,463                  60,220                   53,462
Other liabilities                                                    20,733                  20,832                   18,986
Shareholders' equity                                                164,755                 165,065                  168,158
                                                            ----------------          --------------          ---------------
Total liabilities & equity                                  $     1,086,107           $   1,092,006           $    1,074,261
                                                            ================          ==============          ===============

PROFITABILITY RATIOS:
  Return on average assets                                             1.13%                   0.97%                    0.98%
  Return on average equity                                             7.46%                   6.41%                    6.25%
  Net interest spread (TE)                                             3.84%                   3.63%                    3.59%
  Net interest margin (TE)                                             4.28%                   4.12%                    4.21%
  Efficiency ratio (TE)                                               55.43%                  58.14%                   59.63%
  Operating expenses to average assets                                 2.47%                   2.48%                    2.59%




                                                            -------------------------------------------
SELECTED CONSOLIDATED AVERAGE                                     MAR 31,                  DEC 31,
FINANCIAL CONDITION DATA                                           2001                     2000
------------------------                                       --------------          ----------------

Loans                                                          $     756,273           $       686,069
Loans held for sale                                                    1,871                     2,380
Securities available for sale
  (at amortized cost)                                                213,530                   206,476
Investment securities held to maturity
  (at amortized cost)                                                  2,249                     2,284
Other earning assets                                                   4,941                     7,785
                                                               --------------          ----------------
Total earning assets                                                 978,864                   904,994
Other assets, net                                                     99,607                    76,090
                                                               --------------          ----------------
Total assets                                                   $   1,078,471           $       981,084
                                                               ==============          ================

Interest-bearing deposits                                      $     727,849           $       626,542
Securities sold u/a to repurchase                                     13,447                    12,634
Short-term borrowings                                                 44,600                    51,815
Long-term borrowings                                                  50,032                    54,903
                                                               --------------          ----------------
Total interest-bearing liabilities                                   835,928                   745,894
Non-interest-bearing deposits                                         54,465                    47,517
Other liabilities                                                     20,015                    20,440
Shareholders' equity                                                 168,063                   167,233
                                                               --------------          ----------------
Total liabilities & equity                                     $   1,078,471           $       981,084
                                                               ==============          ================

Profitability Ratios:
  Return on average assets                                              0.96%                     0.98% *
  Return on average equity                                              6.15%                     5.75% *
  Net interest spread (TE)                                              3.53%                     3.49%
  Net interest margin (TE)                                              4.25%                     4.18%
  Efficiency ratio (TE)                                                58.62%                    57.94% *
  Operating expenses to average assets                                  2.54%                     2.54% *





(TE) tax equivalent basis

* For purposes of this ratio, non-interest expenses have been adjusted to exclude $2.0 million of merger related integration costs.


                                                                                  AT OR FOR THE THREE MONTHS ENDED
                                                            -----------------------------------------------------------------------
                                                                DEC 31,                 SEPT 30,                 JUNE 30,
CAPITAL RATIOS:                                                  2001                     2001                     2001
---------------                                             ----------------          --------------          ---------------
                                                                                 (Dollars in thousands)
  Equity to total assets                                             14.99%                   14.18%                   15.29%
  Tangible equity to tangible assets                                 12.52%                   11.81%                   12.75%

ASSET QUALITY:

  Non-accrual loans                                         $         3,435           $       3,249           $        3,872
  Restructured loans                                                      -                       -                        -
                                                            ----------------          --------------          ---------------
    Total nonperforming loans                                         3,435                   3,249                    3,872
  Other real estate owned                                               158                     265                      450
                                                            ----------------          --------------          ---------------
    Total nonperforming assets                              $         3,593           $       3,514           $        4,322
                                                            ================          ==============          ===============

  Net charge-offs                                           $           296           $         343           $         294
  Net charge-offs as a % of average loans                              0.15%                   0.18%                    0.16%
  Provision for loan losses as a % of average loans                    0.19%                   0.19%                    0.19%
  Nonperforming loans to total loans                                   0.45%                   0.43%                    0.50%
  Nonperforming assets to total assets                                 0.32%                   0.30%                    0.40%
  Allowance for loan losses to total loans                             1.89%                   1.88%                    1.86%
  Allowance to non-performing loans                                  419.30%                 441.15%                  369.58%




                                                            -------------------------------------------
                                                                  MAR 31,                  DEC 31,
CAPITAL RATIOS:                                                    2001                     2000
---------------                                                --------------          ----------------

  Equity to total assets                                               15.68%                    14.69%
  Tangible equity to tangible assets                                   13.08%                    12.21%

ASSET QUALITY:

  Non-accrual loans                                            $       4,446            $        6,203
  Restructured loans                                                       -                        52
                                                               --------------          ----------------
    Total nonperforming loans                                          4,446                     6,255
  Other real estate owned                                                528                       580
                                                               --------------          ----------------
    Total nonperforming assets                                 $       4,974           $         6,835
                                                               ==============          ================

  Net charge-offs                                              $         375           $           228
  Net charge-offs as a % of average loans                               0.20%                     0.13%
  Provision for loan losses as a % of average loans                     0.21%                     0.21%
  Nonperforming loans to total loans                                    0.59%                     0.82%
  Nonperforming assets to total assets                                  0.46%                     0.59%
  Allowance for loan losses to total loans                              1.89%                     1.87%
  Allowance to non-performing loans                                   320.24%                   227.23%



                                                                                              LOAN COMPOSITION
                                                            ------------------------------------------------------------------------
                                                                DEC 31,                 SEPT 30,                 JUNE 30,
                                                                 2001                     2001                     2001
                                                            ----------------          --------------          ---------------
                                                                                                           (Dollars in thousands)
Real estate loans:
  Residential mortgage                                      $       319,285           $     326,074           $      336,280
  Commercial                                                        273,667                 269,092                  256,440
  Construction                                                       17,906                  16,379                   14,997
                                                            ----------------          --------------          ---------------
    Total real estate loans                                         610,858                 611,545                  607,717
                                                            ----------------          --------------          ---------------
Commercial business loans                                            98,569                  95,563                  101,217
                                                            ----------------          --------------          ---------------
Consumer loans:
  Home equity lines of credit                                         9,078                   7,108                    6,658
  Other consumer                                                     44,392                  48,341                   53,093
                                                            ----------------          --------------          ---------------
    Total consumer loans                                             53,470                  55,449                   59,751
                                                            ----------------          --------------          ---------------
Gross loans                                                         762,897                 762,557                  768,685
Net deferred loan fees / discounts
                                                                     (1,708)                 (1,774)                    (894)
                                                            ----------------          --------------          ---------------
    Total loans                                                     761,189                 760,783                  767,791
    Allowance for loan losses
                                                                    (14,403)                (14,333)                 (14,310)
                                                            ----------------          --------------          ---------------
    Total loans receivable, net                             $       746,786           $     746,450           $      753,481       $
                                                            ================          ==============          ===============



                                                            -------------------------------------------
                                                                  MAR 31,                  DEC 31,
                                                                   2001                     2000
                                                               --------------          ----------------

Real estate loans:
  Residential mortgage                                         $     345,485           $       351,263
  Commercial                                                         236,418                   238,917
  Construction                                                         9,816                     8,760
                                                               --------------          ----------------
    Total real estate loans                                          591,719                   598,940
                                                               --------------          ----------------
Commercial business loans                                             94,643                    89,720
                                                               --------------          ----------------
Consumer loans:
  Home equity lines of credit                                          6,521                     6,804
  Other consumer                                                      59,592                    66,036
                                                               --------------          ----------------
    Total consumer loans                                              66,113                    72,840
                                                               --------------          ----------------
Gross loans                                                          752,475                   761,500
Net deferred loan fees / discounts
                                                                        (315)                     (325)
                                                               --------------          ----------------
    Total loans                                                      752,160                   761,175
    Allowance for loan losses
                                                                     (14,238)                  (14,213)
                                                               --------------          ----------------
    Total loans receivable, net                                      737,922           $       746,962
                                                               ==============          ================



                                                                                       DEPOSIT COMPOSITION
                                                            ------------------------------------------------------------------------
                                                                DEC 31,                 SEPT 30,                 JUNE 30,
                                                                 2001                     2001                     2001
                                                            ----------------          --------------          ---------------
                                                                                     (Dollars in thousands)
Savings accounts                                            $       256,373           $     255,505           $      254,027
Time accounts                                                       318,985                 340,095                  344,883
Money market accounts                                                44,980                  35,665                   32,163
NOW & Super NOW accounts                                            123,370                 115,832                  115,234
Demand accounts                                                      59,789                  61,421                   57,317
                                                            ----------------          --------------          ---------------
    Total deposits                                          $       803,497           $     808,518           $      803,624
                                                            ================          ==============          ===============


                                                            -------------------------------------------
                                                                  MAR 31,                  DEC 31,
                                                                   2001                     2000
                                                               --------------          ----------------

Savings accounts                                               $     251,324           $       251,055
Time accounts                                                        336,521                   330,457
Money market accounts                                                 31,376                    27,667
NOW & Super NOW accounts                                             120,672                   115,236
Demand accounts                                                       53,405                    57,519
                                                               --------------          ----------------
    Total deposits                                             $     793,298           $       781,934
                                                               ==============          ================

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